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                                                                     EXHIBIT 4.5

                                LAMAR MEDIA CORP.

                             SUPPLEMENTAL INDENTURE


         THIS SUPPLEMENTAL INDENTURE dated as of July 20, 1999, is delivered pursuant to Section 5.1 of the Indenture dated as of August 15, 1997 (as heretofore or hereafter modified and supplemented and in effect from time to time, (the "1997 Indenture") among OUTDOOR COMMUNICATIONS, INC. ("the Company"), a Delaware corporation, certain of its subsidiaries ("Guarantors") and FIRST UNION NATIONAL BANK, a national banking corporation, as Trustee ("Trustee") (all terms used herein without definition having the meanings ascribed to them in the 1997 Indenture).

         The undersigned hereby agrees that:

         1. Lamar Advertising Company has caused a subsidiary, Lamar Holdings Merge Co. to merge into Lamar Advertising Company under the laws of the State of Delaware ("Merger") and incident thereto caused the name of Lamar Advertising Company to be changed to Lamar Media Corp.

         2. Lamar Media Corp., being the Surviving Entity under the Merger as provided under the 1997 Indenture, continues to be a corporation organized and existing under the laws of the State of Delaware.

         3. The Surviving Entity ratifies and confirms its obligations as the "Company" under the 1997 Indenture and the securities issued thereunder.

         4. Lamar Media Corp. hereby represents and warrants that the representations and warranties set forth in the 1997 Indenture as amended by this Supplemental Indenture are correct on and as of the date hereof.

         5. The Guarantors of the Indenture, being the Subsidiaries of the Surviving Entity listed below, hereby confirm and ratify their Guarantees of the 1997 Indenture and the Securities issued thereunder and acknowledge that their Guarantees will continue to apply to the obligations of the Company under the 1997 Indenture.

         6. All notices, requests and other communications provided for in the 1997 Indenture should be delivered to the respective parties hereto at the following address:



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            Lamar Media Corp.
            Attn: Mr. Keith A. Istre
            Vice President - Finance
            P.O. Box 66338
            Baton Rouge, LA 70896

         7. A counterpart of this Supplemental Indenture may be attached to any counterpart of the 1997 Indenture.

         8. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Supplemental Indenture to be duly executed as of the day and year first above written.

                                 Guarantors:

                                 LAMAR MEDIA CORP.
                                 INTERSTATE LOGOS, INC.
                                 THE LAMAR CORPORATION
                                 LAMAR ADVERTISING OF MOBILE, INC.
                                 LAMAR ADVERTISING OF COLORADO
                                   SPRINGS, INC.
                                 LAMAR ADVERTISING OF SOUTH
                                   MISSISSIPPI, INC.
                                 LAMAR ADVERTISING OF JACKSON, INC.
                                 LAMAR TEXAS GENERAL PARTNER, INC.
                                 LAMAR ADVERTISING OF SOUTH
                                   GEORGIA, INC.
                                 TLC PROPERTIES, INC.
                                 TLC PROPERTIES, II, INC.
                                 LAMAR PENSACOLA TRANSIT, INC.
                                 LAMAR ADVERTISING OF
                                   YOUNGSTOWN, INC.
                                 NEBRASKA LOGOS, INC.
                                 OKLAHOMA LOGO SIGNS, INC.
                                 MISSOURI LOGOS, INC.
                                 OHIO LOGOS, INC.
                                 UTAH LOGOS, INC.
                                 TEXAS LOGOS, INC.
                                 MISSISSIPPI LOGOS, INC.
                                 GEORGIA LOGOS, INC.
                                 SOUTH CAROLINA LOGOS, INC.
                                 VIRGINIA LOGOS, INC.
                                 MINNESOTA LOGOS, INC.
                                 MICHIGAN LOGOS, INC.
                                 NEW JERSEY LOGOS, INC.





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                                 FLORIDA LOGOS, INC.
                                 KENTUCKY LOGOS, INC.
                                 NEVADA LOGOS, INC.
                                 TENNESSEE LOGOS, INC.
                                 KANSAS LOGOS, INC.
                                 COLORADO LOGOS, INC.
                                 NEW MEXICO LOGOS, INC.
                                 LAMAR ADVERTISING OF HUNTINGTON-
                                   BRIDGEPORT, INC.
                                 LAMAR ADVERTISING OF PENN, INC.
                                 LAMAR ADVERTISING OF
                                   MISSOURI, INC.
                                 LAMAR ADVERTISING OF
                                   MICHIGAN, INC.
                                 LAMAR ELECTRICAL, INC.
                                 LAMAR ADVERTISING OF
                                   SOUTH DAKOTA, INC.
                                 LAMAR ADVERTISING OF WEST VIRGINIA, INC.
                                 LAMAR ADVERTISING OF
                                   ASHLAND, INC.
                                 AMERICAN SIGNS, INC.
                                 LAMAR OCI NORTH CORPORATION
                                 LAMAR OCI SOUTH CORPORATION
                                 LAMAR ADVERTISING OF
                                   GREENVILLE, INC.
                                 LAMAR ROBINSON, INC.
                                 LAMAR ADVERTISING OF
                                   KENTUCKY, INC.
                                 LAMAR ADVERTISING OF ROLAND, INC.

                                 By:  /s/ Keith A. Istre
                                    -------------------------------------------
                                      Keith Istre, Vice - President - Financial




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                                 LAMAR TEXAS LIMITED PARTNERSHIP
                                  By Lamar Texas General Partner, Inc.
                                       Its general partner

                                 By:  /s/ Keith A. Istre
                                    --------------------------------------------
                                      Keith Istre, Vice - President - Financial

                                 LAMAR TENNESSEE, L.L.C.
                                   By The Lamar Corporation, its manager


                                 By:  /s/ Keith A. Istre
                                    --------------------------------------------
                                      Keith Istre, Vice - President - Financial


                                 LAMAR AIR, L.L.C.
                                   By The Lamar Corporation, its manager


                                 By:  /s/ Keith A. Istre
                                    --------------------------------------------
                                 Keith Istre, Vice - President - Financial


                                 TLC PROPERTIES, L.L.C.
                                   By TLC Properties, Inc., its manager


                                 By: /s/ Keith A. Istre
                                    --------------------------------------------
                                     Keith Istre, Vice - President - Financial

                                 Attest:

                                 By: /s/ James McIlwain
                                    --------------------------------------------
                                     James McIlwain, Secretary

Accepted:

FIRST UNION NATIONAL BANK, as Trustee

By: /s/ Josie Gonot
   ---------------------------------------------------
Title:  Assistant Vice President Corporate Trust Group
      ------------------------------------------------



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